Business Acquisitions - Fair Values of the Identifiable Assets and Liabilities of the Acquired Entity in the Business Combination (Details) - CAD ($) $ in Millions	Nov. 05, 2021	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Disclosure of detailed information about business combination [line items]
Right-of-use assets		$ 126	$ 95	$ 141
North Carolina Solar
Disclosure of detailed information about business combination [line items]
Cash and cash equivalents	$ 4
Accounts receivable	4
Property, plant and equipment	146
Right-of-use assets	13
Accounts payable and accrued liabilities	(4)
Lease liabilities	(13)
Tax equity liability	(20)
Deferred taxes	(3)
Decommissioning provisions	(4)
Net assets acquired	123
Cash consideration	120
Working capital consideration	3
Total purchase consideration transferred	$ 123